Alpha Natural Resources, Inc.

Agreement to Terminate the

Amended and Restated Stockholder Agreement

This Agreement to Terminate the Amended and Restated Stockholder Agreement (this “Agreement”) is made and entered into effective as of May 23, 2007 (the “Effective Date”) by and among (i) Alpha Natural Resources, Inc., a Delaware corporation (the “Company”), (ii) Creekside II Inc., a Delaware corporation, and AMCI Holdings Inc., a Delaware corporation (together, the “AMCI Parties”), (iii) the individuals listed on Schedule 1 attached to this Agreement (the “Nicewonder Parties”) and (iv) the employees of the Company or its subsidiaries listed on Schedule 2 attached to this Agreement (the “Employee Stockholders”). The Employee Stockholders, the Nicewonder Parties and the AMCI Parties are collectively referred to in this Agreement as the “Stockholders.”

R E C I T A L S

A. The Company and the Stockholders entered into that certain Amended and Restated Stockholder Agreement dated as of October 26, 2005 (as amended prior to the date hereof, the “Stockholder Agreement”), in order to set forth certain understandings with respect to the Stockholders’ holdings of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”).

B. The Company and the additional undersigned parties desire to terminate the Stockholder Agreement and agree to certain additional terms set forth herein.

C. The undersigned parties to the Stockholder Agreement include “Stockholders” (as defined in the Stockholder Agreement) holding not less than a majority of the outstanding shares of Common Stock held by all “Stockholders” (as defined in the Stockholder Agreement), which parties have the right to terminate the Stockholder Agreement pursuant to Section 3.3(b) thereof.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. TERMINATION OF STOCKHOLDER AGREEMENT. Subject to the terms of this Agreement, the Stockholder Agreement is hereby terminated as of the date hereof (the “Termination Date”), without any further liability or obligation of the Company or the Stockholders, except as otherwise set forth in this Agreement.

2. LEGENDS.

2.1 Stockholder Agreement Legend. At any time after the Termination Date, upon delivery to the Company of the written request of any Stockholder, the Company shall cause the following legend to be removed from such Stockholder’s certificates representing shares of capital stock of the Company owned by such Stockholder:

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF CERTAIN OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDER AGREEMENT BY AND AMONG, THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF SHARES OF STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION;

2.2 Securities Act Legend. At any time after the Termination Date, upon delivery to the Company of an executed certificate in the form of Exhibit A by any Stockholder, the Company shall cause the following legend to be removed from such Stockholder’s certificates representing shares of capital stock of the Company owned by such Stockholder:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

3. GENERAL PROVISIONS.

3.1. Notices. Except as may be otherwise provided in this Agreement, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other parties as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

If to the AMCI Parties:

American Metals & Coal International, Inc.

475 Steamboat Road, 2nd Floor

Greenwich, CT 06830

Attention: Hans J. Mende, President

Facsimile No.: (203) 625-9231

With a copy to:

American Metals & Coal International, Inc.
One Energy Place
Latrobe, PA  15650
Attention:  Michael J. Walker, Executive Vice President
Facsimile No.:  (724) 537-5853

and to:

McGuire Woods LLP

One James Center

901 East Cary Street

Richmond, Virginia 23219

Attention: Leslie A. Grandis

Facsimile No.: (804) 698-2069

If to the Company:

Alpha Natural Resources, Inc.

One Alpha Place

Abingdon, Virginia 24210

Attention: President

Facsimile No.: (276) 628-3116

With a copy to:

Bartlit Beck Herman Palenchar & Scott LLP

1899 Wynkoop Street, Suite 800

Denver, Colorado 80202

Attention: James L. Palenchar, Esq.

Facsimile No.: (303) 592-3140

To any of the Nicewonder Parties:

To their address set forth on Schedule 1 attached to this Agreement

To any of the Employee Stockholders:

To their address of record on the books of the Company

Each Person making a communication hereunder by facsimile shall promptly confirm by telephone to the Person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 3.1 by giving the other parties written notice of the new address in the manner set forth above.

3.2 Entire Agreement; Interpretation; Termination of Prior Agreements. This Agreement, together with all the Schedules and Exhibits hereto, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter of this Agreement (other than any additional restrictions on transfer and repurchase rights contained in subscription agreements, employment agreements or stock option agreements between the Company and the Employee Stockholders) and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter of this Agreement. This Agreement will terminate the Stockholder Agreement in its entirety as set forth herein, when it has been duly executed by parties having the right to so terminate the Stockholder Agreement. This Agreement shall not create any employment rights for any Stockholder and the Company shall have no liability for terminating any Stockholder’s employment.

3.3 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware, excluding that body of law relating to conflict of laws and choice of law.

3.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

3.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties hereto and their permitted successors and assigns, any rights or remedies under or by reason of this Agreement.

3.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

3.7 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

3.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures to this Agreement shall be valid for all purposes.

3.9 Arbitration. Any controversy, dispute, or claim arising out of, in connection with, or in relation to, the interpretation, performance or breach of this Agreement, including, without limitation, the validity, scope, and enforceability of this section, shall be solely and finally settled by arbitration conducted in New York, New York, by and in accordance with the then existing rules for commercial arbitration of the American Arbitration Association, or any successor organization. Judgment upon any award rendered by the arbitrator(s) may be entered by the State or Federal Court having jurisdiction thereof. Any of the parties may demand arbitration by written notice to the other and to the American Arbitration Association (“Demand for Arbitration”). The parties intend that this agreement to arbitrate be the exclusive means to resolve disputes under this Agreement and that it be valid, enforceable and irrevocable.

3.10 Jurisdiction. In the absence of an arbitration election pursuant to Section 3.9, the parties hereby irrevocably submit and consent to the nonexclusive jurisdiction of the State and Federal Courts located in the State of New York with respect to any action or proceeding arising out of this Agreement or any matter arising therefrom or relating thereto. In any such action or proceeding, each Employee Stockholder waives personal service of the summons and complaint or other process and papers therein and agrees that the service thereof may be made by mail directed to such Employee Stockholder at the address for such Employee Stockholder provided in this Agreement, service to be deemed complete seven (7) days after mailing, or as permitted under the rules of either of said Courts.

3.11 Appointment of AMCI Representative. By the execution and delivery of this Agreement, (i) each of the AMCI Parties hereby irrevocably constitutes and appoints Hans J. Mende (the “AMCI Representative”) as its true and lawful agent and attorney-in-fact with full power of substitution to act in the name, place and stead of the AMCI Parties to act on behalf of the AMCI Parties in any litigation or arbitration involving this Agreement, do or refrain from doing all such further acts and things, and execute all such documents as the AMCI Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement including, without limitation, the power:

(a) to execute and deliver all notices under, waivers under, and amendments to this Agreement, ancillary agreements, certificates and documents that the AMCI Representative deems necessary or appropriate in connection with the performance of this Agreement and consummation of the transactions contemplated by this Agreement;

(b) to receive funds, make payments of funds, and give receipts for funds;

(c) to receive funds for the payment of expenses of the AMCI Parties and apply such funds in payment for such expenses;

(d) to do or refrain from doing any further act or deed on behalf of the AMCI Parties that the AMCI Representative deems necessary or appropriate in its sole discretion relating to the subject matter of this Agreement as fully and completely as the AMCI Parties could do if personally present;

(e) to execute for and on behalf of the AMCI Parties Statements on Schedule 13D in accordance with Section 13 of the Exchange Act and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act;

(f) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(g) to receive service of process in connection with any claims under this Agreement.

The Company, the Nicewonder Parties and any other Person may conclusively and absolutely rely, without inquiry, upon any action of the AMCI Representative in all matters referred to in this Agreement. All notices required to be made or delivered by the Company or the Nicewonder Parties to the AMCI Parties shall be made to the AMCI Representative for the benefit of the AMCI Parties and shall discharge in full all notice requirements of the Company or the Nicewonder Parties to the AMCI Parties with respect to any such matter.

3.12 Appointment of Nicewonder Representative. By the execution and delivery of this Agreement, (i) each of the Nicewonder Parties hereby irrevocably constitutes and appoints Don Nicewonder (the “Nicewonder Representative”) as its true and lawful agent and attorney-in-fact with full power of substitution to act in the name, place and stead of the Nicewonder Parties to act on behalf of the Nicewonder Parties in any litigation or arbitration involving this Agreement, do or refrain from doing all such further acts and things, and execute all such documents as the Nicewonder Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement including, without limitation, the power:

(a) to execute and deliver all notices under, waivers under, and amendments to this Agreement, ancillary agreements, certificates and documents that the Nicewonder Representative deems necessary or appropriate in connection with the performance of this Agreement and consummation of the transactions contemplated by this Agreement;

(b) to receive funds, make payments of funds, and give receipts for funds;

(c) to receive funds for the payment of expenses of the Nicewonder Parties and apply such funds in payment for such expenses;

(d) to do or refrain from doing any further act or deed on behalf of the Nicewonder Parties that the Nicewonder Representative deems necessary or appropriate in its sole discretion relating to the subject matter of this Agreement as fully and completely as the AMCI Parties could do if personally present;

(e) to execute for and on behalf of the Nicewonder Parties Statements on Schedule 13D in accordance with Section 13 of the Exchange Act and Forms 3, 4, and 5 in accordance with Section 16(a) of the Exchange Act;

(f) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Schedule 13D or Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority; and

(g) to receive service of process in connection with any claims under this Agreement.

The Company, the AMCI Parties and any other Person may conclusively and absolutely rely, without inquiry, upon any action of the Nicewonder Representative in all matters referred to in this Agreement. All notices required to be made or delivered by the Company or the AMCI Parties to the Nicewonder Parties shall be made to the Nicewonder Representative for the benefit of the Nicewonder Parties and shall discharge in full all notice requirements of the Company or the AMCI Parties to the Nicewonder Parties with respect to any such matter.

3.13 Confidentiality.

(a) Each Stockholder recognizes and acknowledges that the Company’s trade secrets, proprietary information, and Confidential Information (as defined in Section 3.13(c) below), as they may exist from time to time, are valuable, special and unique assets of the Company’s business. Except as otherwise required by law, each Stockholder agrees to hold as the Company’s property, all memoranda, books, papers, letters, and other data, and all copies thereof and therefrom, in any way relating to the Company’s business and affairs, whether made by such Stockholder or otherwise coming into such Stockholder’s possession, and at the time such Stockholder ceases to be a Stockholder for any reason, to deliver the same to the Company.

(b) Each Stockholder hereby agrees that such Stockholder will not at any time during the period such Stockholder is a Stockholder or thereafter disclose to any third party (other than in the ordinary course of business of the Company) or use for the benefit of such Stockholder or any third party any Confidential Information (as such term is defined in Section 3.13(c) below), except (i) as otherwise required by law, or (ii) as previously authorized by the Board in writing.

(c) As used in this Agreement, “Confidential Information” shall mean information which is not generally known to the public in the form available to Stockholders and which was or is used, developed or obtained by the Company relating to the business of the Company, or research and development, including, but not limited to, all investor, client, portfolio company or customer lists, marketing strategies and techniques, trade secrets, engineering or other know-how or other information pertaining to the financial condition, business, research and development or prospects of the Company.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

Alpha Natural Resources, Inc.

By: /s/ Vaughn R. Groves

Name: Vaughn R. Groves Title:	Vice President

The AMCI Parties

By: /s/ Hans J. Mende

Hans J. Mende, the AMCI Representative,

pursuant to Section 6.12 of the Stockholder Agreement

The Nicewonder Parties

By: /s/ Kenneth Donald “Don” Nicewonder

Kenneth Donald “Don” Nicewonder, the Nicewonder Representative, pursuant to

Section 6.14 of the Stockholder Agreement